UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2007

AFFIRMATIVE INSURANCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50795 (Commission File Number)	75-2770432 (I.R.S. Employer Identification Number)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

(972) 728-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Executive Officer.

On February 28, 2007, Mr. Alan T. Rasof resigned as the President - Retail Division of Affirmative Insurance Holdings, Inc. (the “Company”). Mr. Rasof’s last day of employment will be March 15, 2007. Kevin R. Callahan, CEO, will assume Mr. Rasof’s responsibilities until the Company fills the position.

The Company has no employment agreement with Mr. Rasof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2007	AFFIRMATIVE INSURANCE HOLDINGS, INC. By: /s/ Joseph G. Fisher Joseph G. Fisher Senior Vice President and General Counsel